UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON INVESTMENT TRUST

LEGG MASON OPPORTUNITY TRUST

FORM N-Q

MARCH 31, 2015

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited)	March 31, 2015

SECURITY	SHARES	VALUE
COMMON STOCKS - 95.3%
CONSUMER DISCRETIONARY - 29.6%
Automobiles - 5.1%
Fiat Chrysler Automobiles NV	5,000,000	$81,550,000	*
General Motors Co.	900,000	33,750,000

Total Automobiles		115,300,000

Hotels, Restaurants & Leisure - 1.9%
Boyd Gaming Corp.	3,100,000	44,020,000	*

Household Durables - 9.9%
KB Home	2,350,000	36,707,000
Lennar Corp., Class A Shares	1,520,000	78,751,200
PulteGroup Inc.	3,400,000	75,582,000	(a)
Taylor Morrison Home Corp., Class A Shares	1,569,360	32,721,156	*

Total Household Durables		223,761,356

Internet & Catalog Retail - 9.9%
Amazon.com Inc.	105,000	39,070,500	*(b)
Groupon Inc.	4,700,000	33,887,000	*
JD.com Inc., ADR	625,000	18,362,500	*
Netflix Inc.	125,000	52,086,250	*(a)
Priceline Group Inc.	30,000	34,924,500	*
zulily Inc., Class A Shares	3,600,000	46,764,000	*

Total Internet & Catalog Retail		225,094,750

Specialty Retail - 2.8%
Best Buy Co. Inc.	400,000	15,116,000	(a)
GameStop Corp., Class A Shares	1,300,000	49,348,000	(a)

Total Specialty Retail		64,464,000

TOTAL CONSUMER DISCRETIONARY		672,640,106

ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Chesapeake Energy Corp.	1,300,000	18,408,000

FINANCIALS - 16.8%
Banks - 5.3%
Bank of America Corp.	3,400,000	52,326,000	(a)
Citigroup Inc.	900,000	46,368,000
Sberbank of Russia, ADR	4,900,000	21,413,000

Total Banks		120,107,000

Capital Markets - 1.1%
E*TRADE Financial Corp.	900,000	25,699,500	*(a)

Consumer Finance - 1.1%
Springleaf Holdings Inc.	500,000	25,885,000	*

Insurance - 2.8%
Genworth Financial Inc., Class A Shares	8,600,000	62,866,000	*(a)

Thrifts & Mortgage Finance - 6.5%
MGIC Investment Corp.	7,300,000	70,299,000	*(a)
Nationstar Mortgage Holdings Inc.	1,300,000	32,201,000	*
PennyMac Financial Services Inc., Class A Shares	1,300,000	22,061,000	*(c)
Radian Group Inc.	1,412,700	23,719,233

Total Thrifts & Mortgage Finance		148,280,233

TOTAL FINANCIALS		382,837,733

HEALTH CARE - 10.0%
Biotechnology - 8.0%
Gilead Sciences Inc.	450,000	44,158,500	*(a)
Intrexon Corp.	2,450,000	111,156,500	*(a)
ZIOPHARM Oncology Inc.	2,500,000	26,925,000	*

Total Biotechnology		182,240,000

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	March 31, 2015

SECURITY	SHARES	VALUE
Health Care Providers & Services - 2.0%
CIGNA Corp.	350,000	$45,304,000

TOTAL HEALTH CARE		227,544,000

INDUSTRIALS - 12.7%
Airlines - 12.7%
American Airlines Group Inc.	2,000,000	105,560,000	(a)
Delta Air Lines Inc.	2,000,000	89,920,000
United Continental Holdings Inc.	1,400,000	94,150,000	*

TOTAL INDUSTRIALS		289,630,000

INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 2.2%
QUALCOMM Inc.	700,000	48,538,000	(a)

Internet Software & Services - 9.3%
Alibaba Group Holding Ltd., Sponsored ADR	225,000	18,729,000	*
Coupons.com Inc.	2,625,000	30,817,500	*
eBay Inc.	600,000	34,608,000	*
Endurance International Group Holdings Inc.	3,151,400	60,065,684	*
Pandora Media Inc.	3,700,000	59,977,000	*
Twitter Inc.	150,000	7,512,000	*
WorldOne Inc.	61,284	66,800	(d)(e)(f)
WorldOne Inc., Contract	2,553	0	(d)(e)(f)(g)

Total Internet Software & Services		211,775,984

Semiconductors & Semiconductor Equipment - 3.5%
NXP Semiconductors NV	800,000	80,288,000	*(a)

Software - 0.6%
Monitise PLC	68,000,000	13,110,028	*(d)

Technology Hardware, Storage & Peripherals - 4.0%
Apple Inc.	380,000	47,283,400	(a)
Seagate Technology PLC	850,000	44,225,500

Total Technology Hardware, Storage & Peripherals		91,508,900

TOTAL INFORMATION TECHNOLOGY		445,220,912

INVESTMENT FUNDS - 2.0%
Pangaea One, LP	54,941,257	45,736,673	(c)(d)(e)(f)

MATERIALS - 3.4%
Chemicals - 3.4%
Platform Specialty Products Corp.	3,000,000	76,980,000	*(a)

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Level 3 Communications Inc.	150,000	8,076,000	*

TOTAL COMMON STOCKS (Cost - $1,436,807,425)		2,167,073,424

CONVERTIBLE PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mode Media Corp., Series M1	1,590,393	31,808	(d)(e)(f)
Mode Media Corp., Series M1 (Escrow)	113,600	0	(d)(e)(f)(g)
Mode Media Corp., Series M2 (Escrow)	113,599	0	(d)(e)(f)(g)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $17,576,421)		31,808

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	March 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mode Media Corp.	9.000%	12/3/13	$3,486,219	$366,053	(d)(e)(f)(h)
Mode Media Corp. (Escrow)	—	—	63,677	0	(d)(e)(f)(g)
Mode Media Corp. (Escrow)	—	—	63,676	0	(d)(e)(f)(g)

TOTAL CORPORATE BONDS & NOTES (Cost - $7,423,579)				366,053

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 8.2%
Amazon.com Inc., Call @ $300.00		1/20/17	10,000	101,500,000
Apple Inc., Call @ $100.00		1/20/17	27,000	84,915,000

TOTAL PURCHASED OPTIONS (Cost - $125,083,565)				186,415,000

			WARRANTS
WARRANTS - 2.0%
JPMorgan Chase & Co. (Cost - $22,736,635)		10/28/18	2,090,900	46,020,709	*

TOTAL INVESTMENTS - 105.5% (Cost - $1,609,627,625#)				2,399,906,994
Liabilities in Excess of Other Assets - (5.5)%				(125,474,135)

TOTAL NET ASSETS - 100.0%				$2,274,432,859

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2015, the total market value of Affiliated Companies was $67,797,673, and the cost was $78,220,975 (See Note 3).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Restricted security.

(g)	Value is less than $1.

(h)	The maturity principal and coupon payment are currently in default as of March 31, 2015.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	Total
Long-term investments†:
Common stocks:
Information technology	$432,044,084	$13,110,028	$66,800	$445,220,912
Investment funds	—	—	45,736,673	45,736,673
Other common stocks	1,676,115,839	—	—	1,676,115,839
Convertible preferred stocks	—	—	31,808	31,808
Corporate bonds & notes	—	—	366,053	366,053
Purchased options	84,915,000	101,500,000	—	186,415,000
Warrants	46,020,709	—	—	46,020,709

Total investments	$2,239,095,632	$114,610,028	$46,201,334	$2,399,906,994

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2015, securities valued at $101,500,000 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS		CONVERTIBLE PREFERRED STOCKS	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	INFORMATION TECHNOLOGY	INVESTMENT FUNDS	CONSUMER DISCRETIONARY	CONSUMER DISCRETIONARY	TOTAL
Balance as of December 31, 2014	$68,025	$48,965,782	$63,616	$418,346	$49,515,769
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(1,225)	(578,199)	(31,808)	(52,293)	(663,525)
Purchases	—	—	—	—	—
Sales	—	(2,650,910)	—	—	(2,650,910)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of March 31, 2015	$66,800	$45,736,673	$31,808	$366,053	$46,201,334

Net change in unrealized appreciation (depreciation) for investments insecurities still held at March 31, 2015[1]	$(1,225)	$(578,199)	$(31,808)	$(52,293)	$(663,525)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 3/31/15 (000’s)	Valuation Technique	Unobservable Input	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$45,737	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued as determined under policies approved by the Board of Trustees in absence of readily ascertainable market values.

Security	Number of Units/Shares/Interest/Par	Acquisition Date(s)		Cost	Fair Value at 3/31/15	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Mode Media Corp., Series M1 Preferred	1,590,393	12/11		$15,379,368	$31,808	$0.02	0.00%	—	—
Mode Media Corp., Series M1 Preferred (Escrow)	113,600	12/11		1,098,527	0	0.00	0.00%	—	—
Mode Media Corp., Series M2 Preferred (Escrow)	113,599	12/11		1,098,527	0	0.00	0.00%	—	—
Mode Media Corp., Note 9%	3,486,219	12/11		6,495,632	366,053	0.11	0.02%	—	—
Mode Media Corp., Note (Escrow)	63,677	12/11		463,974	0	0.00	0.00%	—	—
Mode Media Corp., Note (Escrow)	63,676	12/11		463,973	0	0.00	0.00%	—	—
Pangaea One, LP	54,941,257	—	A	54,941,257	45,736,673	0.83	2.01%	$1,241,859	$1,975,327	B
WorldOne Inc.	61,284	8/12		26,711,423	66,800	1.09	0.00%	—	—
WorldOne Inc., Contract	2,553	8/12		0	0	0.00	0.00%	—	—

				$106,652,681	$46,201,334		2.03%	$1,241,859	$1,975,327

A

Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 11/13, 12/13, 3/14, 8/14, 10/14 and 12/14.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At March 31 2015, the Fund had open commitments of $1,975,327.

2. Investments

At March 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$970,962,206
Gross unrealized depreciation	(180,682,837)

Net unrealized appreciation	$790,279,369

Notes to Schedule of Investments (unaudited) (continued)

3. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended March 31, 2015:

		Purchased		Sold
	Affiliate Mkt Value at 12/31/14	Cost	Shares/Par	Cost	Shares/Par	Amortization Div/Interest Income	Affiliate Mkt Value at 3/31/15	Realized Gain/Loss
PennyMac Financial Services Inc.	$22,490,000	—	—	—	—	—	$22,061,000	—
Pangaea One, LP	48,965,782	—	—	$2,650,910	2,650,910	—	45,736,673	$1,241,859

	$71,455,782	—		$2,650,910		—	$67,797,673	$1,241,859

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: May 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 26, 2015

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 26, 2015